EXHIBIT 10(a)
                                    NASD

                         SUBORDINATED LOAN AGREEMENT
                              FOR EQUITY CAPITAL

                                     SL-5

                              AGREEMENT BETWEEN:


         Lender         SUNAMERICA INC.
                ----------------------------------------------------------------
                                   (Name)

                        1999 Avenue of the Stars, 38th Floor
--------------------------------------------------------------------------------
                              (Street Address)


         Los Angeles                             California        90067-6022
-------------------------------------------    --------------    ---------------
             (City)                               (State)             (Zip)



                                     AND


Broker-Dealer         SUNAMERICA CAPITAL SERVICES, INC.
              ------------------------------------------------------------------


                        733 Third Avenue, 3rd Floor
--------------------------------------------------------------------------------
                              (Street Address)


         New York                                 New York            10017
-------------------------------------------    --------------    ---------------
             (City)                               (State)             (Zip)


NASD ID No:                   13158
            --------------------------------------------------------------------
Date Filed:                February 28, 1997       NASD
            --------------------------------------------------------------------

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                         SUBORDINATED LOAN AGREEMENT
                              FOR EQUITY CAPITAL

        AGREEMENT dated February 19, 1997 to be effective March 15, 1997 between SUNAMERICA INC. (the "Lender") and SUNAMERICA CAPITAL SERVICES, INC. (the "Broker-Dealer").

        In consideration of the sum $5,400,000 of and subject to the terms and conditions hereinafter set forth, the Broker-Dealer promises to pay to the Lender or assigns on March 14, 2000 (the "Scheduled Maturity Date") (the last day of the month at least three years from the effective date of this Agreement) at the principal office of the Broker-Dealer the aforedescribed sum and interest thereon payable at the rate of 9.0*% per annum from the effective date of this Agreement, which date shall be the date so agreed upon by the Lender and the Broker-Dealer unless otherwise determined by the National Association of Securities Dealers, Inc. (the "NASD"). This Agreement shall not be considered a satisfactory subordination agreement pursuant to the provisions of 17 CFR 240.15c3-d unless and until the NASD has found the Agreement acceptable and such Agreement has become effective in the form found acceptable.

        The cash proceeds covered by this Agreement shall be used and dealt with by the Broker-Dealer as part of its capital and shall be subject to the risks of the business. The Broker-Dealer shall have the right to deposit any cash proceeds of the Subordinated Loan Agreement in an account or accounts in its own name in any bank or trust company.

        The Lender irrevocably agrees that the obligations of the Broker-Dealer under this Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payments or provision for payment in full of all claims of all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Payment Obligation (as defined herein) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c3-d, except for claims which are the subject of subordination agreements which rank on the same priority as or are junior to the claim of the Lender under such subordination agreements.

1.      PERMISSIVE PREPAYMENTS
        ----------------------

        At the option of the Broker-Dealer, but not at the option of the Lender, payment of all or any part of the "Payment Obligation" amount hereof prior to the maturity date

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* INTEREST TO BE PAID QUARTERLY FROM AND AFTER THE EFFECTIVE DATE OF THIS
  AGREEMENT.























may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD, but in no event may any prepayment be made before the expiration of one year from the date this Agreement became effective. No prepayment shall be made if, after given effect thereto (and to all payments of Payment Obligations under any other subordination agreements then outstanding, the maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Payment Obligation hereof is scheduled to mature, whichever date is earlier), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 1000 percent of its net capital of such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker -Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than five percent of aggregate debit items computed in accordance with 17 CFR 1240.15c3-3a, or if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made appropriate to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

II.     SUSPENDED REPAYMENTS
        --------------------

        (a) The Payment Obligation of the Broker-Dealer shall be suspended and shall not mature if after giving effect to such payment (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account), if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made


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applicable to the Broker-Dealer by the NASD, or a governmental agency or self-
regulatory body having appropriate authority.

III.    NOTICE OF MATURITY
        ------------------

        The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker-Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph
(a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

IV. BROKER DEALERS CARRYING THE ACCOUNTS OF SPECIALISTS AND MARKET MAKERS IN LISTED OPTIONS
        ---------------------------------------------------------------------

        A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment, or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority.


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V.      LIMITATION ON WITHDRAWAL OF EQUITY CAPITAL
        ------------------------------------------

        The proceeds covered by this Agreement shall in all respects be subject to the provisions of paragraph (e) of 17 CFR.15c3-1. Pursuant thereto no equity capital of the Broker-Dealer or subsidiary or affiliate consolidated pursuant to 17 CFR 240.15c3-1c, whether in the form of capital contributions by partners, par or stated value of capital stock, pain-in capital in excess of par, retained earnings or other capital accounts, may be withdrawn by action of a stockholder or partner, or by redemption or repurchase of shares of stock by any of the consolidated entities or through the payment of dividends or any similar distribution, nor may any unsecured advance or loan be made to a stockholder, partner, sole proprietor, or employee if, after giving effect thereto and to any other such withdrawals, advances or loans and any payments of Payment Obligations under satisfactory subordination agreements which are scheduled to occur within six months following such withdrawal, advances or loan, either aggregate indebtedness of any of the consolidated entities exceed 1000 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act, and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority; or should the Broker-Dealer be included within such consolidation, if the total outstanding principal amounts of satisfactory subordination agreements of the Broker-Dealer (other than such agreements which qualify as equity under paragraph (d) of 17 CFR 240.15c3-1) would exceed 70 percent of its debt/equity total, as this term is defined in paragraph (d) of 17 CFR 240.15c3-1, for a period in excess of 90 days, or for such longer period which the Commission may upon application of the Broker-Dealer grant in the public interest or for the protection of investors.

VI.     BROKER DEALERS REGISTERED WITH CFTC
        -----------------------------------

        If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the Organization agrees, consistent with the requirements of Section 1.17(h) of the regulations of the CFTC (17 CFR 1.17(h)), that:

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(a)     Whenever prior written notice by the Broker-Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Account of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the Organization's designated self-regulatory organization (the DSRO);

(b) Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-Dealer shall also obtain the prior written consent, permission or approval of the CFTC and/or of the DSRO; and,

(c) Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-Dealer shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

VII.    INTENTIONALLY OMITTED.

VIII.   GENERAL
        -------

        In the event of the appointment of a receiver of trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganizations whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer, the Payment Obligation of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker-Dealer until all claims of all other present and future creditors of the Broker-Dealer, whose claims are senior hereto, have been fully satisfied.

        This Agreement shall not be subject to cancellation by either the Lender or the Broker-Dealer, and no payment shall be made, nor the Agreement terminated, rescinded or modified by mutual consent or otherwise if the effect thereof would be insistent with the requirements of 17 CFR 240.15c3-1 and 240.15c3-d.

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        This Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or otherwise disposed of, and no lien, charge, or other encumbrance may be created or permitted to be created thereof without the prior written consent of the NASD.

        The Lender irrevocably agrees that the loan evidenced hereby is not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the By-Laws, rules and practices of the NASD. The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors, and stockholders as the Lender deems necessary and appropriate under the circumstances.

        The Lender is not relying upon the NASD to provide any information concerning or relating to the Broker-Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

        The term "Broker-Dealer", as used in this Agreement, shall include the broker-dealer, its heirs, executors, administrators, successors and assigns.

        The term "Payment Obligation" shall mean the obligation of the Broker-Dealer to repay cash loaned to it pursuant to the Subordinated Loan Agreement.

        The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender, and their respective heirs, executors, administrators, successors, and assigns.

        Any controversy arising out of or relating to this Agreement may be submitted to and settled by arbitration pursuant to the By-Laws and rules of the NASD. The Broker-Dealer and the Lender shall be conclusively bound by such arbitration.

        This instrument embodies the entire agreement between the Broker-Dealer and the Lender and no other evidence of such agreement has been or will be executed without prior written consent of the NASD.

        This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of California in all respects.



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        IN WITNESS WHEREOF the parties have set their hands and seal this 19th day of February, 1997.

                                         SUNAMERICA CAPITAL SERVICES, INC.
                                   ---------------------------------------------
                                              (Name of Broker-Dealer)


                                           /s/ STEVEN ROTHSTEIN
                                   By ------------------------------------- L.S.
                                              (Authorized Person)
                                              Chief Financial Officer


                                           SUNAMERICA INC.
                                   ---------------------------------------- L.S.
                                                  (Lender)


                                          /s/ JAMES R. BELARDI
                                   By ------------------------------------- L.S.
                                   Executive Vice President

                                   FOR NASD USE ONLY


                                  ACCEPTED BY: ---------------------------------
                                                             (Name)


                                               ---------------------------------
                                                             (Title)

                                  EFFECTIVE DATE: ------------------------------

                                  LOAN NUMBER: ---------------------------------




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                         SUBORDINATED LOAN AGREEMENT
                             LENDER'S ATTESTATION
                             --------------------



        It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial business matters prior to executing this Agreement.


        1. I have received and reviewed NASD Form SLD, which is a reprint of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.

        2. I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.

        3. I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

        4. On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account.
             (State Yes or No)   NO   .
                              --------
        5. Lender's business relationship to the broker-dealer is: ultimate parent company of broker-dealer;
             continuously monitors fiscal status, reports of the Broker-Dealer.

        6. If the partner or stockholder is not actively engaged in the business of the broker-dealer, acknowledge receipt of the following:

             a.    Certified audit and accountant's certificate dated _______.

             b. Disclosure of financial and/or operational problems since the last certified audit which required reporting pursuant to
                   SEC Rule 17a-11. (If no such reporting was required, state "none")____________________________________________________
                   __________________________________________________________.

             c.    Balance sheet and statement of ownership equity dated _____
                   __________________________________________________________.

             d. Most recent computation of net capital and aggregate indebtedness or aggregate debit items dated ______________, reflecting a net capital of $_________________ and a ratio of _____________________________.

             e.    Debt/equity ratio as of _________________ of _____________.

             f.    Other disclosures: _______________________________________.


                                                    SUNAMERICA INC.



Dated:    February 19,1997                 /s/ JAMES R. BELARDI
       ----------------------------        ---------------------------------L.S.
                                                        (Lender)
                                           Executive Vice President

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                               CERTIFICATE OF SECRETARY

I, Susan L. Harris, Secretary of SunAmerica Inc., a Maryland corporation,
(this "Corporation"), do hereby certify that (1) the Executive Committee of the Board of Directors of this Corporation as of August 22, 1996 adopted the following resolutions, (2) that such resolutions have not been amended or rescinded from the date of their resolution and are in full force and effect as of the date hereof, and (3) the principal amount limits set forth in the following resolutions are not exceeded by that certain $5,400,000 Subordinated Loan Agreement for Equity Capital dated February 19, 1997, and effective as of March 15, 1997 between this Corporation and SunAmerica Capital Services, Inc.:

    Blanket Authorization of Subordinated Loan Agreements for Equity Capital
    ------------------------------------------------------------------------

    WHEREAS, this Corporation, from time to time, reviews the net capital infusion needs of its wholly-owned subsidiaries which are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc., including SunAmerica Capital Services, Inc., Advantage Capital Corporation, SunAmerica Securities, Inc. and Royal Alliance Associates, Inc., and in conjunction with such review, has provided subordinated loans to such subsidiaries pursuant to Subordinated Loan Agreements for Equity Capital;

    WHEREAS, it is in the best interests of this Corporation to provide blanket authorization for such subordinated loan transactions;

    NOW, THEREFORE, BE IT RESOLVED that the Chairman, any Vice Chairman, any Executive Vice President, or the Treasurer (the "Designated Officers"), acting alone, be, and each hereby is authorized to effect subordinated loans to the wholly-owned broker-dealer subsidiaries of the Corporation, in an aggregate principal amount not to exceed
    Fifty Million Dollars ($50,000,000), and to make, execute and deliver such loan agreements and other documents evidencing such loans, including any Subordinated Loan Agreement for Equity Capital, as deemed necessary or appropriate;

    RESOLVED FURTHER that each of the Designated Officers are hereby authorized to make such changes in the terms and conditions of such Subordinated Loan Agreements as may be necessary to conform to the requirements of Title 17 CFR Section 240.15c 3-1d and the rules of the National Association of Securities Dealers; and

    RESOLVED FURTHER that the Executive Committee hereby ratifies any and all action that may have been taken by the officers of this Corporation in connection with the foregoing resolutions and authorizes the officers of this Corporation to take any and all such further actions as may be deemed appropriate to reflect these resolutions and to carry out their tenor, effect and intent.


IN WITNESS WHEREOF, the undersigned have executed this Certificate and affixed the seal of this Corporation, this 19th day of February, 1997.



                                                    /s/ SUSAN L. HARRIS
                                                   ------------------------
                                                   Susan L. Harris, Secretary